EXHIBIT 10.30
MERCURY GENERAL CORPORATION BOARD FEES

	PRIOR FEES	NEW FEES
Director Compensation - Board Fee	$4,000 per quarter	$4,000 per quarter
Director Compensation - Meeting Attendance	$4,000 per meeting held in person or telephonically lasting 1 hour or more	$4,000 per meeting held in person or telephonically lasting 1 hour or more
	$500 per meeting held telephonically lasting less than 1 hour	$500 per meeting held telephonically lasting less than 1 hour

Audit Committee
Meeting Attendance (Chair)	$3,500 per meeting	$5,000 per meeting
Meeting Attendance (Non Chair)	$2,500 per meeting	$3,000 per meeting
Annual Retainer (Chair)	$4,000	$5,000

Compensation Committee
Meeting Attendance (Chair)	$500 per meeting	$2,000 per meeting
Meeting Attendance (Non Chair)	$500 per meeting	$1,500 per meeting
Annual Retainer (Chair)	$2,500	$4,000

Nominating/Corporate Governance Committee
Meeting Attendance (Chair)	$1,500 per meeting	$1,500 per meeting
Meeting Attendance (Non Chair)	$1,000 per meeting	$1,000 per meeting
Annual Retainer (Chair)	$1,500	$2,000

Investment Committee
Meeting Attendance (Chair)	$1,500 per meeting	$2,000 per meeting

Lead Director - Annual Retainer	$10,000	$15,000